Exhibit 99.1

Post Holdings and BellRing Brands Announce Signing of Formal Agreement Related to Post’s Previously Announced Plan to Distribute Its Interest in BellRing

ST. LOUIS, October 27, 2021—Post Holdings, Inc. (NYSE:POST) (“Post”) and BellRing Brands, Inc. (NYSE:BRBR) (“BellRing”) today announced the signing of a transaction agreement related to Post’s previously announced plan to distribute a significant portion of its interest in BellRing to Post’s shareholders. This transaction will provide BellRing a better market position to pursue strategic growth, enhanced trading liquidity and flexibility to manage its capital structure.

Under the agreement, Post will contribute its membership units of BellRing Brands, LLC (“BellRing LLC”) into a newly-formed subsidiary, BellRing Distribution, LLC (“New BellRing”), in exchange for New BellRing stock and New BellRing debt securities. Post will distribute at least 80% of its New BellRing stock to Post shareholders in a pro-rata distribution, an exchange offer or a combination of both, depending on market conditions. Upon completion of the distribution, BellRing will merge with a subsidiary of New BellRing and each outstanding share of BellRing Class A common stock will be converted into a share of New BellRing common stock plus a to-be-determined amount of cash per share. Following the merger, New BellRing will be renamed “BellRing Brands, Inc.” and its common stock will continue to be traded under the ticker symbol “BRBR”.

Following the distribution and merger, it is expected that Post will own no more than 14.2% of the New BellRing stock and the Post shareholders will own at least 57.0% of the New BellRing stock. Existing holders of BellRing Class A common stock will maintain their current 28.8% effective ownership interest in the BellRing business. New BellRing will incur debt pursuant to the transaction, the proceeds of which will be used in part to fund the cash portion of the consideration being paid in the merger. New BellRing’s pro forma net leverage ratio will not exceed 4.0x upon incurrence of the debt. The New BellRing debt securities will be issued to Post as part of the transaction, and Post expects to use the New BellRing debt securities and its retained interest in New BellRing to repay creditors of Post.

The parties expect the distribution to be completed in the first calendar quarter of 2022, subject to certain customary conditions, including the receipt of certain tax opinions and the approval of BellRing’s stockholders (including the approval of BellRing’s stockholders other than Post).

Upon completion of the transactions, Robert V. Vitale, President and CEO of Post, would become Executive Chairman of New BellRing and Darcy H. Davenport would become President and CEO of New BellRing, consistent with the roles they currently serve at BellRing. In addition, under the transaction terms Post will continue to provide certain services to New BellRing for up to three years to facilitate a smooth transition following the completion of the separation transactions.

The agreements related to Post’s distribution plan have been unanimously approved by the board of directors of both Post and BellRing. The board of directors of BellRing acted following the recommendation of a special committee comprised of independent directors of BellRing, which was advised by independent legal and financial advisors.

Post expects to provide further details regarding this transaction as progress is made in implementing its plan.

Forward-Looking Statements

Certain matters discussed in this press release are forward-looking statements. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding the proposed transaction between Post and

BellRing, including any future financial and operating results, Post’s, BellRing’s and New BellRing’s plans, objectives, expectations and intentions, the pro forma net leverage level of New BellRing, and the expected timing of the completion of the proposed transaction. There is no assurance that the proposed transaction will be completed as anticipated or at all, and there are a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to unanticipated developments that prevent, delay or negatively impact the proposed transaction, the rapidly changing situation related to the COVID-19 pandemic and other risks and uncertainties described in Post’s and BellRing’s filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements represent Post’s and BellRing’s judgment as of the date of this release. Post and BellRing disclaim, however, any intent or obligation to update these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, New BellRing and BellRing intend to file relevant materials with the SEC, including a proxy statement of BellRing, a prospectus of New BellRing and any other applicable registration statement to be filed in connection with the separation. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW BELLRING, BELLRING AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov, Post’s website, www.postholdings.com, or BellRing’s website, www.bellring.com.

The transaction and distribution of this communication may be restricted by law in certain jurisdictions and persons who come into possession of any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

Post, BellRing, New BellRing and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from BellRing’s stockholders with respect to the approvals required to complete the proposed transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed transaction, by security holdings or otherwise, will be set forth in the BellRing proxy statement when filed with the SEC. Information regarding the directors and executive officers of Post is available in its definitive proxy statement, which was filed with the SEC on December 7, 2020. Information regarding the directors and executive officers of BellRing is available in its definitive proxy statement, which was filed with the SEC on January 20, 2021. Free copies of these documents may be obtained as described above.

About Post Holdings, Inc.

Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, foodservice, food ingredient and convenient nutrition food categories. Its businesses include Post Consumer Brands, Weetabix, Michael Foods, Bob Evans Farms and BellRing Brands. Post Consumer Brands is a leader in the North American ready-to-eat cereal category and also markets Peter Pan® nut butters. Weetabix is home to the United Kingdom’s number one selling ready-to-eat cereal brand, Weetabix®. Michael Foods and Bob Evans Farms are leaders in refrigerated foods, delivering innovative, value-added egg and refrigerated potato side dish products to the foodservice and retail channels. Post’s publicly-traded subsidiary BellRing Brands, Inc. is a holding company operating in the global convenient nutrition category through its primary brands of Premier Protein® and Dymatize®. Post participates in the private brand food category through its investment with third parties in 8th Avenue Food & Provisions, Inc., a leading, private brand centric, consumer products holding company. For more information, visit www.postholdings.com.

About BellRing Brands, Inc.

BellRing Brands, Inc. is a rapidly growing leader in the global convenient nutrition category. Its primary brands, Premier Protein® and Dymatize®, appeal to a broad range of consumers across all major product forms, including ready-to-drink protein shakes, powders and nutrition bars, and are distributed across a diverse network of channels including club, food, drug, mass, eCommerce, specialty and convenience. BellRing’s commitment to consumers is to strive to make highly effective products that deliver best-in-class nutritionals and superior taste. For more information, visit www.bellring.com.

Contact:

Investor Relations

Jennifer Meyer

jennifer.meyer@postholdings.com

(314) 644-7665

Media Relations

Lisa Hanly

lisa.hanly@postholdings.com

(314) 665-3180

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